UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, on June 1, 2023, the stockholders of NextDecade Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company's 2017 Omnibus Incentive Compensation Plan to increase the maximum number of shares available under such plan by an additional six million shares.  A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.07        Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon and the results of the voting at the Annual Meeting were as follows:

Proposal 1:  The election of three Class C directors to serve on the Company’s board of directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Brian Belke - Class C director	164,805,321	3,017,532	1,783,818	7,616,080
Edward Andrew Scoggins, Jr. - Class C director	157,572,376	10,255,169	1,779,126	7,616,080
L. Spencer Wells - Class C director	157,443,790	10,383,805	1,779,076	7,616,080

Proposal 2:  Approval of an amendment to the NextDecade Corporation 2017 Omnibus Incentive Plan to increase the maximum number of shares available under such plan.

For	Against	Abstain	Broker Non-Votes
160,464,045	7,291,005	1,851,621	7,616,080

Proposal 3:  Advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
161,875,184	5,862,868	1,868,619	7,616,080

Proposal 4:  Ratification of the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
175,414,593	31,606	1,776,552	7,616,080

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Amendment of the NextDecade Corporation 2017 Omnibus Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2023

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel